Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of Phoenix Plus Corp. (the “Company,” “PXPC,” “we,” or “our”). The unaudited proforma condensed consolidated financial information has been prepared to illustrate the effect of the sale (the “PXPC Labuan Group Disposition”) by the Company, of all of the equity associated with the Company’s Phoenix Plus Corp. (Labuan), which is comprised of the Company’s subsidiaries Phoenix Plus International Limited and Phoenix Green Energy Sdn. Bhd., pursuant to a Share Sale Agreement, dated as of August 5, 2025, by and among the Company and Lee Chong Chow. (the “Buyer”). The Phoenix Plus Corp. (Labuan) and its subsidiaries are engaged in the business of investment holding and provision of renewable energy turnkey solutions from engineering, procurement, construction and commissioning services in Malaysia. For a detailed description of the Phoenix Plus Corp. (Labuan) and its subsidiaries please see Note 1 of the accompanying unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated balance sheet as of July 31, 2024 has been prepared by including the unaudited historical condensed consolidated balance sheet of PXPC as of July 31, 2024, adjusted to reflect the pro forma effect as if the PXPC Labuan Group Disposition had been occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the nine months ended April 30, 2025 and the unaudited pro forma condensed consolidated statement of operations for the year ended July 31, 2024 have been prepared by including the Company’s historical condensed consolidated statements of operations, adjusted to reflect the pro forma effect as if the Phoenix Plus Corp. (Labuan) and its subsidiaries had been occurred on August 1, 2023 and August 1, 2024, the date of disposal of subsidiaries.

The historical consolidated financial statements referred to above for PXPC were included in its Quarterly Report on Form 10-Q for the nine months ended April 30, 2025 (unaudited) and Annual Report on Form 10-K for the year ended July 31, 2024, each previously filed with the Securities and Exchange Commission (the “SEC”). The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto of PXPC.

The unaudited pro forma condensed consolidated financial information was prepared for information purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred if the PXPC Labuan Group Disposition had been completed on the dates indicated, nor is it indicative of the future financial position or results of operations of the Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The accounting for the PXPC Labuan Group Disposition is dependent upon final balances related to the assets and liabilities at the closing date that have yet to progress to a stage where there is sufficient information for a definitive measurement. Due to the fact that the unaudited pro form condensed consolidated financial information has been prepared based upon preliminary estimates, and account balances other than those on the actual PXPC Labuan Group Disposition closing date, the final amounts recorded for the PXPC Labuan Group Disposition may differ materially from the pro forma condensed consolidated financial information presented.

The unaudited pro forma condensed consolidated financial information does not reflect future events that may occur after the PXPC Labuan Group Disposition, including potential restructuring and related general and administrative cost savings. The pro forma adjustments are subject to change and are based upon currently available information.

PHOENIX PLUS CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF APRIL 30, 2025

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

ASSETS

CURRENT ASSETS
Cash at banks	$156,131	{a}{b}	$(156,130)	$1
Trade receivables, net of allowance for credit loss of $27,011 as of April 30, 2025	11,229	{b}	(11,229)	-
Retention sum receivables	78,580	{b}	(78,580)	-
Other receivables, prepayments and deposits	44,959	{b}	(44,959)	-
Contract assets	284,949	{b}	(284,949)	-
Deferred cost	2,356	{b}	(2,356)	-
Amount due from subsidiary	-		2,081,993	2,081,993
Total Current Assets	578,204		1,503,789	2,081,994

NON-CURRENT ASSETS
Investment in subsidiary	-	{b}	100	100
Plant and equipment, net	19,262	{b}	(19,262)	-
Lease right-of-use asset	40,445	{b}	(40,445)	-
Equity method investment	-	{b}	-	-
Total Non-Current Assets	59,707		(59,607)	100

TOTAL ASSETS	$637,911		$1,444,182	$2,082,094

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade payables	$108,416	{b}	$(108,416)	$-
Retention sum payables	70,652	{b}	(70,652)	-
Other payables and accrued liabilities (Included $77,870 due to related party)	101,224	{b}	(98,224)	3,000
Lease liabilities, current	33,040	{b}	(33,040)	-
Income tax payable	494	{b}	(494)	-
Amount due to subsidiary	-		1,500	1,500
Total Current Liabilities	313,826		(309,326)	4,500

NON-CURRENT LIABILITIES
Lease liabilities, non-current	8,619	{b}	(8,619)	-
Total Non-Current Liabilities	8,619		(8,619)	-
Total Liabilities	322,445		(317,945)	4,500

COMMITMENTS AND CONTINGENCIES	-		-	-

STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 200,000,000 shares authorized; None issued and outstanding	33,270		-	33,270
Common stock, $0.0001 par value, 1,000,000,000 shares authorized 332,699,500 shares issued and outstanding as of April 30, 2025	3,245,230		-	3,245,230
Accumulated other comprehensive loss	(28,843)	{d}	28,843	-
Accumulated deficit	(2,934,191)	{c}{d}	1,733,285	(1,200,906)
Total Stockholders’ Equity	315,466		1,762,127	(2,077,594)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$637,911		$1,444,182	$2,082,094

See accompanying notes to pro forma condensed consolidated financial statements.

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PHOENIX PLUS CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED APRIL 30, 2025

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

Revenue	$320,540	{e}	$320,540	$-

Cost of revenue	(289,135)	{e}	(289,135)	-

Gross profit/(loss)	31,405		(31,405)	-

Other income	42,947	{e}	(42,947)	-

General and administrative expenses (Included management fee of $160,000 paid to a related party)	(415,816)	{e}	172,482	(243,334)
Finance cost (Included finance cost of $1,355 paid to a related party)	(3,800)	{e}	3,800	-
Other operating expenses	(1,002)	{e}	(726)	1,728

Loss before income tax	(346,266)		(101,204)	245,062

Income tax expense	(494)	{g}	494	-

Net loss for the period	(346,760)		(101,698)	(245,062)

Other comprehensive income:
Foreign currency translation losses	(14,834)		14,834	-

COMPREHENSIVE LOSS	$(361,594)		$116,532	$(245,062)

Net loss per share, basic and diluted	$(0.0011)			$(0.0014)
Weighted average shares outstanding,
basic and diluted	332,699,500			332,699,500

See accompanying notes to pro forma condensed consolidated financial statements.

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PHOENIX PLUS CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JULY 31, 2024

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

Revenue	$1,232,326	{e}	$(1,232,326)	$-

Cost of revenue	(1,284,930)	{e}	1,284,930	-

Gross loss	(52,604)	{e}	52,604	-

Other income	3,692	{e}	(3,692)	-

Operating expenses:
General and administrative expenses	(379,088)	{e}	301,069	(78,019)
Finance cost	(4,830)	{e}	4,830	-
Other operating expenses	(4,951)	{e}	3,379	(1,572)
Loss on disposal of subsidiaries	-	{f}	(1,645,496)	(1,645,496)

Loss before income tax	(437,781)		(1,287,306)	(1,725,087)

Income tax expense	-		-	-

Net loss for the year	$(437,781)		(1,287,306)	(1,725,0867)

Other comprehensive loss:
- Foreign currency translation loss	(8,092)		8,092	-

Comprehensive loss	$(445,873)		$(1,279,214)	$(1,725,087)

Net loss per share, basic and diluted	$(0.0013)			$(192)
Weighted average shares outstanding,
basic and diluted	332,699,500			332,699,500

See accompanying notes to pro forma condensed consolidated financial statements.

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PHOENIX PLUS CORP.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1	Description of Transaction

On August 19, 2025, Phoenix Plus Corp. (the “Company,” “PXPC,” “we,” or “our”) completed the sale of all equity interests in its wholly owned subsidiary, Phoenix Plus Corp. (Labuan) (“PPC”), to Lee Chong Chow (the “Buyer”) (the “PXPC Labuan Group Disposition”). Phoenix Plus Corp. (Labuan) is the parent company of Phoenix Plus International Limited and Phoenix Green Energy Sdn. Bhd., which are engaged in investment holding and the provision of renewable energy turnkey solutions, including engineering, procurement, construction, and commissioning services in Malaysia.

The sale was completed pursuant to a Share Sale Agreement dated August 5, 2025. Under the terms of the agreement, the Buyer acquired all 100 shares of PPC from the Company for total consideration of USD 1.00.

Note 2	Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of PXPC, which were included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2024, and its Quarterly Report on Form 10-Q for the nine months ended April 30, 2025, each previously filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet as of April 30, 2025 has been prepared by including the unaudited historical condensed consolidated balance sheet of PXPC as of April 30, 2025, adjusted to reflect the pro forma effect as if the PXPC Labuan Group Disposition had been occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the nine months ended April 30, 2024 and the unaudited pro forma condensed consolidated statement of operations for the year ended July 31, 2024 have been prepared by including the Company’s historical condensed consolidated statements of operations, adjusted to reflect the pro forma effect as if the PXPC Labuan Group Disposition had been occurred on August 1, 2023 and August 1, 2024, the date of disposal of subsidiaries.

Note 3	Pro Forma Adjustment

Explanations of the adjustments to the pro forma balance sheets are as follows:

	{a}	Reflects proceeds of the USD 1.00, was paid by the transfer of 100 shares of PPC from the Buyer to the Company as of December 31, 2023.
	{b}	Reflects the elimination of assets and liabilities included in the PXPC Labuan Group Disposition.
	{c}	Reflects the effect on accumulated deficit related to the estimated loss on sale and related tax impacts attributable to the Company due to the PXPC Labuan Group Disposition.
	{d}	Reflects currency translation losses directly attributable to the PXPC Labuan Group and its subsidiaries in the amount of $28,843 that were reclassified from Accumulated Other Comprehensive Loss to the Statement of Operations. The impacts in the Statement of Operations are included in the total estimated loss on disposal.

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PHOENIX PLUS CORP.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Explanations of the adjustments to the pro forma statements of operations are as follows:

{e}	Represents the elimination of Revenue, Operating Costs and Expenses including; costs of revenue, depreciation of property, plant and equipment, amortization of right-of-use assets, amortization of acquisition-related intangibles and selling, marketing and administration expenses as well as interest expense net of interest income and other income, attributable to the PPC and its subsidiaries for the periods presented.
{f}	Represents the estimated loss on disposal of subsidiaries of $1.64 million as of July 31, 2024.
{g}	The income tax effect resulting from the pro forma effect of the PXPC Labuan Group Disposition based on the statutory tax rates in effect.

Note 4	Loss on Sale

The loss on the PXPC Labuan Group Disposition, as if the transaction had been completed on December 31, 2023, is estimated at $1. The loss on disposal of subsidiaries is not considered in the pro forma condensed consolidated statements of operations as it is a nonrecurring credit. The actual amount of the loss will be based on the balances as of the closing date and may differ materially from the pro forma loss amount.

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